UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 10, 2011

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 10, 2011, McNEIL-PPC, Inc., a subsidiary of the Registrant, announced today that it has finalized the terms of a Consent Decree of Permanent Injunction (Consent Decree) with the U.S. Food and Drug Administration for manufacturing facilities operated by the McNeil Consumer Healthcare Division of McNEIL-PPC, Inc. in Las Piedras, PR, Fort Washington, PA, and Lancaster, PA.  The Consent Decree is subject to approval by the United States District Court for the Eastern District of Pennsylvania.  The related press release dated March 10, 2011 is attached as Exhibit 99.1 to this Report.

Item 9.01  Financial Statements and Exhibits.

Exhibit                                Description
99.1                      McNEIL-PPC, Inc. press release dated March 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: March 10, 2011	By:	/S/ DOUGLAS K. CHIA
Douglas K. Chia
Secretary

EXHIBIT INDEX

Exhibit                                Description

99.1                      McNEIL-PPC, Inc. press release dated March 10, 2011